Scudder New Europe Fund, Inc.

Annual Report
October 31, 1996

A non-diversified closed-end investment company seeking long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe.

Scudder New Europe Fund, Inc.
================================================================================

Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe

Investment characteristics

o emphasis on "Specialized Investments," including equity securities of (i) privately-held European companies, (ii) European companies that have recently made initial public offerings of their shares, (iii) government-owned or controlled European companies that are being privatized, (iv) smaller publicly-held European companies, and (v) companies and joint ventures based in Eastern Europe

o  a non-diversified closed-end investment company

o a convenient vehicle for participation in opportunities available in smaller and emerging European markets and that result from the dynamic changes affecting Europe

Contents
--------

In Brief                                               3

Letter to Shareholders                                 3

Investment Summary                                     7

Portfolio Summary                                      8

Investment Portfolio                                   9

Financial Statements                                  15

Financial Highlights                                  18

Notes to Financial Statements                         19

Report of Independent Accountants                     22

Tax Information                                       23

Other Information                                     24

Shareholder Meeting Results                           25

Dividend Reinvestment and
   Cash Purchase Plan                                 26

Directors and Officers                        Back Cover

General Information
-------------------

Executive offices

   Scudder New Europe Fund, Inc.
   345 Park Avenue
   New York, NY 10154

   For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend reinvestment plan agent

   The First National Bank of Boston
   P.O. Box 8200
   Boston, MA 02266-8200

   Telephone: 1-800-426-5523

Custodian

   Brown Brothers Harriman & Co.

Legal Counsel

   Willkie Farr & Gallagher

Independent Accountants

   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- NEF

--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Europe Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
In Brief
================================================================================

o Scudder New Europe Fund produced a strong total return of 25.92% based on net asset value for the 12 months ended October 31, 1996, well ahead of the return for the unmanaged MSCI Europe Index. The Fund's NYSE share price produced a total return of 37.18% for the same period.

o Longstanding political and economic structures in Europe continue to evolve in response to the pressures of global competition. While the transition will not be easy, we believe the potential rewards from deregulation, privatization, and fiscal reform are exciting.

o The Fund continues to seek out companies positioned to benefit from the important changes in Europe, including those among the expanding universe of smaller companies offering their shares to the public.

Letter to Shareholders
================================================================================

Dear Shareholders:

     We are pleased to report that total return on the net asset value of Scudder New Europe Fund was 25.92% over the 12 months ended October 31, 1996. The net asset value rose from $13.24 to $16.60. This performance compares very favorably to the 17.47% return of the unmanaged MSCI Europe Index. The Fund's NYSE share price also increased over the period, by 37.18% from $10.25 to $14.00, and now reflects a 16% discount to net asset value. The Fund's full investment performance history is provided on page 7 under "Investment Summary."

Review of the Markets

     Over the last 12 months, European equities have been supported by a number of factors including falling interest rates, reasonable valuations, merger and acquisition activity, and a growing appreciation by investors of positive structural changes. Within Europe, economic growth patterns have diverged, impacting individual stock markets differently. The United Kingdom displayed growth of more than 2%, with healthy gains in employment bolstering retail spending. This trend was captured in the portfolio's holding of N Brown, a mail order catalog retailer, which rose over 50% this year. Yet the U.K. market, Europe's largest, lagged the region overall. At the same time, the economic environment in the core continental markets of France and Germany was much gloomier as unemployment concerns, fiscal stringency, strong currencies and weak export demand weighed heavily on growth. Nevertheless, the French market outpaced the European average, led by growth stocks and companies rebounding from depressed valuations. A number of the Fund's best performing stocks over this period were in France, including Altran Technologies, Christian Dior, Dassault Systemes, Essilor, Primagaz, Salomon, and Sligos. In Germany, where stocks fell short of the average European market, investors could still find ample rewards in companies where managements are actively showing an interest in maximizing value for shareholders and are taking steps to assure global competitiveness.

     Among peripheral markets, strong performances were turned in by Sweden and Spain, which benefited from significant interest rate drops resulting from governmental policies designed to prepare each country for European currency union. While the rest of Europe focused on the problems of restructuring, slow growth, uncompetitive currencies, and high unemployment, Poland offered sparkling returns, recovering from the emerging market malaise of 1995. The

================================================================================

Polish economy barreled forward with GDP growth of more than 5%, helped by accelerating foreign direct investment and a rising, entrepreneurial private sector. Corporate profits growth has been strong and Poland's well-regulated, transparent stock market is attractive to foreign as well as domestic investors. The Fund has increased its investments in Poland this year, which now account for 7% of the portfolio.

Structural Changes Enhance Equity Outlook

     Europe today stands at a crossroads. Longstanding political and economic structures are no longer viable due to the pressures of global competition, aging dependent populations, and the limits of fiscal support. There is widespread recognition of the imperative to change -- to deregulate, to privatize, to reduce labor costs, to cut social welfare spending -- but it will not be an easy evolution and investors may be shaken by transitional jitters from time to time. The potential rewards, however, are exciting.

     The United States and the United Kingdom have already surmounted similar challenges, and there are signs that continental Europe is about to do the same. The corporate sector has been at the forefront of change, determined to reclaim its global competitiveness. Despite the associated costs and regulatory barriers, many employers have already cut jobs by as much as 20-30%. Factories have been closed, production facilities across Europe consolidated, and new factories built in low-cost regions in Eastern Europe and Asia. A push for greater labor flexibility is making inroads: the reduction of sick pay and movement of wage negotiations from the industry to the company level in Germany; the abolition of wage indexation in Italy; the easing of rules on temporary employment in Spain with expectations of similar changes forthcoming in Germany and Sweden. A new emphasis on outsourcing has also served to enhance corporate flexibility and competitiveness.

     For their part, governments have been pushing ahead on the privatization process, with proceeds providing a welcome source of finance in the struggle to meet the Maastricht requirements. Recent privatizations have involved sales to industrial buyers as well as issuance on the equity market. In the latter case, privatizations are playing an important role in developing the equity markets of Europe. For example, the market capitalization of still emerging Portugal expanded by nearly 10% last year as a result of several privatizations including Portugal Telecom, in which the Fund participated. Tranquilidade, a leading insurance company in the rapidly growing life insurance market, was also purchased, bringing the Fund's Portuguese weighting to 8%. This Fall's flotation of Deutsche Telecom was a landmark event as the largest single privatization in European stock market history. While the German equity market is among the larger European markets, it is still underdeveloped by international standards. German equity market capitalization represents a mere 25% of GDP in comparison to a similar ratio of 75% in the United States, and only 5% of the German population own common stocks. The Deutsche Telecom issue enticed many first time equity investors and, given its success, German investors may well be encouraged to place more of their considerable savings in equities.

     Additional signs of a developing equity culture throughout continental Europe include a wider array of initial public offerings (IPOs). As corporations need capital to expand and globalize, they are coming to the equity market for financing. Adidas in Germany, one of the Fund's holdings, is an example of a successful IPO in the last year that offered support to the equity investing

================================================================================

trend. Other interesting smaller companies have come to market this year, allowing the Fund to acquire shares in Germany-based Pfeiffer Vacuum Technology, and Qiagen, a Netherlands biotechnology company. The Fund's universe of smaller issues continues to expand as generational succession problems, tax changes, and the new EASDAQ market encourage companies to offer their shares to the public.

     Not only are the investment choices broadening via IPOs and privatizations, the value system is changing. Continental Europe has traditionally placed the interests of employees, customers, and suppliers well ahead of the interests of shareholders, but a new focus on shareholder value is emerging. The drive for growth at any cost has been supplanted at many companies by the desire to generate returns for shareholders. Furthermore, continental European managers are expected to follow the lead of U.S. companies which have enhanced value through share buybacks. In continental Europe, share repurchases have been delayed by regulatory impediments and, where legal, are often taxed at very high levels. However, authorities in Germany, Switzerland, and Sweden are reviewing current legislation with an eye towards deregulation. Positive news on this front should lead to price appreciation for corporations poised to use share buybacks as a mechanism to deploy cash.

     Equity market development in Europe will also be fostered by the growth of a private pension system, still in its infancy throughout Europe. The state social security system has been the principal guarantor of retirement support, but the limits of affordability have been surpassed. In Germany, public deficits could rise to more than 20% of GNP if no changes are undertaken. France has already put proposals on the table to encourage private pension funding. Private pension funds would create additional demand for European equities as well as serving as organized advocates for shareholder value.

Portfolio Strategy

     The Fund continues to seek out companies with sound management strategies positioned to benefit from the important changes in Europe and from growth opportunities through new products or new customers. We have invested in a number of companies involved in outsourcing and other means of enhancing client competitiveness. Dassault Systemes in France is engaged in computer-aided design and engineering, enabling companies to cut development time and costs in half. Altran Technologies, a research and development consulting firm in France, helps companies keep down fixed costs while continuing to invest in R&D. BIS (France) is a temporary help agency and beneficiary of the movement toward more flexible labor utilization.

     Europe is home base to a number of companies which are emerging global competitors. Fresenius, the German dialysis products manufacturer, has broadened its base to become the world's largest supplier of renal products and services after its merger with W.R. Grace's National Medical division. Ericsson (Sweden), a leader in the booming market for cellular telecommunications, is another example.

     In the emerging Eastern countries, companies with strong managements in sectors key to the development of the economy have enormous scope for growth. Polish portfolio holdings include BRE, a technologically advanced bank equipped to service the growing corporate middle market as well as foreign corporations active in Poland, and Computerland, a young, entrepreneurial,

================================================================================

shareholder-oriented   company  rapidly  achieving  dominance  in  the  emerging
computer service and consulting business in Poland.

     Finally, as stated at this year's shareholder meeting, the discount to net asset value at which the Fund trades on the NYSE is discussed in detail at each Board Meeting. We are continually reviewing discount-closing alternatives in the market and will continue to do so. Although many funds have tried to close their discounts by implementing one or more of these techniques, as of this date we have not seen one, other than open ending the Fund, that has lowered the discount for a sustained period of time. The Board at this time has opted not to implement any of these techniques and has decided that the investment objective of this Fund and current portfolio composition, which includes many smaller and relatively illiquid investments, are best served in a closed end fund format. The Board is pleased with the performance of the Fund on both a price and NAV basis over the past year. Also, we have made great efforts to convey this performance to the brokerage community and analysts who follow closed-end funds. This has resulted in increased interest in the Fund and some contraction of the discount during the past year.

Annual Meeting Results

     At the July 24, 1996 Annual Meeting, the shareholders elected three Directors, listed in your proxy statement, and the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ended October 31, 1996, was ratified. Please see the table entitled "Shareholder Meeting Results" on page 25 for more information.

A Team Approach to Investing

     Scudder New Europe Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Carol Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Carol has worked on international equity investing as a portfolio manager at Scudder since 1981. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Nick has over 20 years of experience in worldwide investing and has been at Scudder since 1976. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

     There are many reasons to invest in Europe today, a continent of change and opportunity. Going forward, Scudder New Europe Fund will continue to provide a vehicle for gaining important exposure to the equity markets of the region, including the expanding number of smaller companies offering their shares to the public. We are delighted you are participating in the economic and financial evolution of Europe as shareholders in the Fund.


Respectfully,

/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board

SCUDDER NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1996
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER   15.46       --         6.07         --        7.57        --
ONE YEAR          37.18     37.18       25.92      25.92       17.47     17.47
THREE YEARS       37.18     11.11       55.52      15.86       47.94     13.93
FIVE YEARS        67.04     10.81       76.15      11.99       82.41     12.76
LIFE OF FUND*     29.20      3.89       65.80       7.83       93.59     10.41


-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (A)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1990*    1991    1992    1993    1994    1995    1996
                     --------------------------------------------------------
NET ASSET VALUE...   $11.01   $10.12  $ 9.12  $10.72  $11.61  $13.24  $16.60
INCOME DIVIDENDS..   $   --   $  .47  $  .15  $  .08  $   --  $   --  $  .05
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   --   $  .20  $  .15  $  .18  $   --  $   --  $   --
TOTAL RETURN (%)..    -4.68    -1.26   -6.65   21.33    8.30   14.04   25.92

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) MSCI Europe Index (14)

  * The Fund commenced operations on February 16, 1990.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

SCUDDER NEW EUROPE FUND, INC.
PORTFOLIO SUMMARY AS OF OCTOBER 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL

Geographical breakdown of the Fund's equity securities
Germany                15%
France                 14%
United Kingdom         13%
Italy                  12%
Netherlands             8%
Portugal                8%
Poland                  7%
Other                  23%
                      ----
                      100%
                      ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Sector breakdown of the Fund's equity securities
Financial               14%
Manufacturing           13%
Service Industries      12%
Consumer Discretionary   9%
Consumer Staples         9%
Durables                 9%
Energy                   7%
Technology               6%
Construction             6%
Other                   15%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG
    Leading German independent life insurance company

 2. GETRONICS N.V.
    Dutch computer and software distributor

 3. JERONIMO MARTINS
    Portuguese food producer and retailer

 4. BULGARI SPA
    Manufacturer and retailer of fine jewelry, luxury watches and perfumes in Italy

 5. MANNESMANN AG
    German diversified construction and technology company

 6. L.M. ERICSSON TELEPHONE CO.
    Leading manufacturer of cellular telephone equipment in Sweden

 7. SERCO GROUP PLC
    Facilities management company in United Kingdom

 8. BIS SA
    Operator of temporary employment agencies in France and Switzerland

 9. PRIMAGAZ
    Liquified petroleum gas distributor in France

10. TELECOM ITALIA MOBILE SPA
    Cellular telecommunication services in Italy

[Logo] Scudder New Europe Fund, Inc.

Investment Portfolio as of October 31, 1996
=================================================================================================
-------------------------------------------------------------------------------------------------
           Principal                                                                    Market
           Amount ($)                                                                  Value ($)
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 6.6%

UNITED STATES
        17,516,000  Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52% to be repurchased at $17,518,686
                        on 11/1/96, collateralized by a $17,515,000 U.S. Treasury
                        Note, 5.875%, 8/15/98 (Cost $17,516,000) ....................  17,516,000
                                                                                       ----------
-------------------------------------------------------------------------------------------------
PREFERRED STOCKS 0.4%
            Shares
            ------
FRANCE

             5,000  Essilor International (Manufacturer of various types of lenses, eyeglasses, contact lenses and optical measuring
                        instruments) (Cost $489,752) ................................   1,012,443
                                                                                      -----------
-------------------------------------------------------------------------------------------------
COMMON STOCKS 93.0%

AUSTRIA 1.3%

            15,000  VA Technologie AG (Engineering and construction company) ........   2,098,296
            16,000  VAE Eisenbahnsysteme AG (Manufacturer of electronic
                        control systems for use in rail transportation technology) ..   1,425,527
                                                                                      -----------
                                                                                        3,523,823
                                                                                      -----------

CZECH REPUBLIC 1.0%

            99,600  Central European Media Enterprises Ltd. "A"* (Owner and
                        operator of national and regional private commercial
                        television stations in central Europe and Germany) ..........   2,788,800
                                                                                      -----------
DENMARK 0.8%

            47,000  Unidanmark A/S "A" (Bank holding company) .......................   2,165,936
                                                                                      -----------

FINLAND 1.2%

           620,000  Diamond Cruise Ltd. (Cruise ship operator) (b)* .................          --
            70,000  Nokia AB Oy "A" (Leading manufacturer of cellular telephones) ...   3,233,121
                                                                                      -----------
                                                                                        3,233,121
                                                                                      -----------

FRANCE 12.8%

            10,200  Altran Technologies, SA (Engineering and consulting services for aerospace, telecommunications and
                        electronics fields) .........................................   3,053,175
            57,200  Assurances Generales de France (Health, life, fire, accident
                        and special risk insurance) .................................   1,687,553


    The accompanying notes are an integral part of the financial statements.

[Logo] Scudder New Europe Fund, Inc.

Investment Portfolio (continued)
=================================================================================================
-------------------------------------------------------------------------------------------------
                                                                                      Market
            Shares                                                                   Value ($)
-------------------------------------------------------------------------------------------------
            39,000  BIS SA (Operator of temporary employment agencies in
                        France and Switzerland) .....................................   4,043,902
            20,600  Christian Dior (Leading fashion house) ..........................   2,740,541
            17,043  Credit Local de France (Bank) ...................................   1,466,430
            31,500  Dassault Systemes SA* (Computer aided design, manufacturing
                        and engineering software products) ..........................   1,355,793
             7,000  Essilor International (Manufacturer of various types of lenses, eyeglasses, contact lenses and optical measuring
                        instruments) ................................................   1,841,961
            57,581  Michelin "B" (Leading tire manufacturer) ........................   2,776,875
            37,207  Primagaz (Liquified petroleum gas distributor) ..................   3,843,428
             3,382  Primagaz Warrants* (Expiration 6/30/98) .........................      65,504
            27,000  Salomon S.A. (Manufacturer of sports equipment) .................   2,419,298
            25,600  Sligos SA (Electrical assistance and computing engineering
                        services company) (b) .......................................   2,759,635
            38,552  Total SA "B" (International oil and gas exploration,
                        development and production) .................................   3,016,188
            50,171  Valeo SA (Automobile and truck components manufacturer) .........   3,011,399
                                                                                      -----------
                                                                                       34,081,682
                                                                                      -----------
GERMANY 13.5%

            34,130  Adidas AG (Manufacturer of sport shoes, clothing and
                         equipment) .................................................   2,926,363
           115,000  B.U.S. Berzelius Umwelt-Service AG (Reprocessing of
                        high-zinc dust, aluminum-bearing salt slag) .................   1,595,270
            13,000  Draegerwerk AG (pfd.)(Producer of instruments for medical
                        and aeronautical technology) ................................   1,734,650
            15,000  Fresenius AG (Developer, manufacturer and distributor of
                        pharmaceuticals) ............................................   3,200,449
            13,500  Mannesmann AG (Bearer) (Diversified construction and
                         technology company) ........................................   5,243,584
            84,000  Marschollek Lautenschlaeger und Partner AG (pfd.)(Leading
                        independent life insurance company) .........................  11,652,409
            84,000  Marschollek Lautenschlaeger und Partner AG Rights* (pfd.)
                        (expiration 11/7/96) ........................................     105,427
           130,000  Pfeiffer Vacuum Technology AG* (ADR)
                        (Manufacturer of various pumps and vacuum systems) ..........   2,080,000
            15,000  SAP AG (pfd.)(Computer software manufacturer) ...................   2,019,355
            43,000  Siemens AG (Bearer) (Leading electrical engineering and
                         electronics company) .......................................   2,222,644
            60,000  VEBA AG (Electric utility, distributor of oil and chemicals) ....   3,201,242
                                                                                      -----------
                                                                                       35,981,393
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

=================================================================================================
-------------------------------------------------------------------------------------------------
                                                                                      Market
            Shares                                                                   Value ($)
-------------------------------------------------------------------------------------------------
HUNGARY 1.6%
             9,350  EGIS (Pharmaceutical company) ...................................     576,667
             9,000  EGIS* (EDR) .....................................................     540,000
            82,100  Graboplast* (Producer of home improvement materials,
                        artificial leather and book bindings) .......................   2,514,613
            13,600  Pick Szeged  (GDS) (Sausage maker) ..............................     618,800
                                                                                      -----------
                                                                                        4,250,080
                                                                                      -----------
IRELAND 0.6%
         1,300,000  Waterford Wedgewood PLC (Manufacturer of fine
                        crystal and china) (c) ......................................   1,598,667
                                                                                      -----------

ITALY 11.3%
           140,000  Banca Popolare di Bergamo-Credito Varesino SCaRL
                        (Private cooperative and retail bank) .......................   2,197,636
           308,000  Bulgari SpA (Manufacturer and retailer of fine jewelry,
                        luxury watches and perfumes) ................................   5,342,655
           540,000  Esaote Biomedica SpA* (Manufacturer of biomedical
                        diagnostic equipment) .......................................   1,803,947
           200,000  Gewiss SpA (Manufacturer of electrical components) ..............   2,433,756
            45,600  Gucci Group (New York Shares) (Designer and producer of
                        personal luxury accessories and apparel) ....................   3,146,400
         2,000,000  Istituto Nazionale delle Assicurazione (Insurance company) ......   2,763,533
            50,000  Luxottica Group SpA (ADR) (Manufacturer and marketer
                         of eyeglasses) .............................................   3,175,000
            78,500  Saes Getters SpA (Manufacturer of getters, refined chemicals
                        used in cathode ray tubes and other monitors) ...............   1,428,991
            55,000  Saes Getters SpA di Risparmio ...................................     678,352
           600,000  Saipem SpA (International contractor in oil and gas exploration and drilling, construction of refineries
                        and pipelines) ..............................................   3,062,971
         1,890,000  Telecom Italia Mobile SpA (Ord.) (Cellular
                        telecommunication services) .................................   3,907,959
                                                                                      -----------
                                                                                       29,941,200
                                                                                      -----------

NETHERLANDS 7.8%
          364,348   Getronics N.V. (Computer and software distributor) ..............   8,952,250
           19,625   Heineken Holdings N.V. "A" (Brewery) ............................   3,323,351
           40,000   IHC Caland N.V. (Dredging and offshore services) ................   2,231,977
           90,000   Qiagen N.V.* (Biopharmaceutical company) ........................   2,463,750

    The accompanying notes are an integral part of the financial statements.

[Logo] Scudder New Europe Fund, Inc.

Investment Portfolio (continued)
=================================================================================================
-------------------------------------------------------------------------------------------------
                                                                                      Market
            Shares                                                                   Value ($)
-------------------------------------------------------------------------------------------------
            45,000  Toolex Alpha N.V.* (Designer and installer of production lines for manufacture of digital video discs, CD-ROMs and
                        other disc products) ........................................     421,875
            25,565  Wolters Kluwer CVA (Publisher) ..................................   3,285,347
                                                                                      -----------
                                                                                       20,678,550
                                                                                      -----------
NORWAY 1.0%

           150,555  Saga Petroleum AS "A"(Oil and gas exploration and production) ...   2,560,941
                                                                                      -----------
POLAND 6.7%

            74,000  Agros Holdings "C"* (Fruit and vegetable processing company) ....   1,908,438
            70,800  Bank Rozwoju Eksportu SA (Export bank) ..........................   2,102,945
            13,900  Bank Slaski SA (Bank) ...........................................   1,285,572
           320,000  Bygdoska Fabryka Kabli SA* (Manufacturer of cables, wires
                        and insulating materials) ...................................   2,231,076
           102,900  ComputerLand Poland S.A.* (Provider of computer services
                        and systems) ................................................   1,885,085
            77,000  Debica SA "A"* (Tire manufacturer) ..............................   1,561,255
           240,000  Elektrim Spolka Akcyjna SA (Manufacturer of power
                        equipment, electrical machinery and apparatus) ..............   2,048,947
            54,000  Gorazdze Cement SA (Cement producer) ............................   1,402,248
            32,400  Krosno S.A. (Manufacturer of wide range of glassware) ...........     610,842
           240,000  Polifarb Wroclaw SA (Chemical producer) .........................   1,067,160
            22,000  Zaklady Metali Lekkich Kety* (Manufacturer of aluminum
                        casting alloys and products) ................................   1,721,685
                                                                                      -----------
                                                                                       17,825,253
                                                                                      -----------

PORTUGAL 7.2%

           150,000  Cimentos de Portugal SA (Manufacturer of cement, ready
                        mix concrete and aggregates) ................................   3,152,891
            81,633  Conduril SA (Construction Company) (b) ..........................   1,013,412
            72,500  Jeronimo Martins (Food producer and retailer) ...................   6,612,872
           110,300  Portugal Telecom SA (Telecommunication services) ................   2,868,304
            49,999  Publico Comunicacao Social SA* (Newspaper publisher) (b) ........     653,368
           110,000  Companhia de Seguros Tranquilidade SA (Insurance company) .......   2,263,966
           162,500  Semapa SA  (Cement producer) ....................................   2,431,395
                                                                                      -----------
                                                                                       18,996,208
                                                                                      -----------

SPAIN 5.1%
            22,990  Acerinox, S.A. (Stainless steel producer) .......................   2,756,422
            47,000  Banco Pastor SA (Registered) (Bank) .............................   2,799,154

    The accompanying notes are an integral part of the financial statements.

=================================================================================================
-------------------------------------------------------------------------------------------------
                                                                                      Market
            Shares                                                                   Value ($)
-------------------------------------------------------------------------------------------------
            30,000  Compania Telefonica Nacional de Espana S.A.
                        (Telecommunication services) ................................     601,834
            54,000  Compania Telefonica Nacional de Espana S.A.  (ADR) ..............   3,253,500
            40,000  Vidrala SA (Manufacturer of glass bottles) ......................   2,288,222
            18,150  Zardoya-Otis SA (Manufacturer and installer of
                        elevator equipment) .........................................   1,850,415
                                                                                      -----------
                                                                                       13,549,547
                                                                                      -----------

SWEDEN 3.0%
            70,000  Autoliv AB (Free) (Manufacturer of safety airbags
                        for automobiles) ............................................   2,971,630
           180,400  L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                        manufacturer of cellular telephone equipment) ...............   4,983,550
                                                                                      -----------
                                                                                        7,955,180
                                                                                      -----------
SWITZERLAND 4.7%
             2,741  ABB AG (Bearer) (Manufacturer of electrical equipment) ..........   3,392,316
            11,200  Adecco SA (Bearer) (Personnel and temporary employment
                        company) ....................................................   3,150,305
               500  Baloise Holding Ltd. (Registered) (Provider of private, commercial and corporate insurance, life insurance,
                        international reinsurance) ..................................   1,045,876
             1,800  Ciba-Geigy AG (Bearer) (Pharmaceutical company) .................   2,210,601
               271  Ciba-Geigy AG (Registered) ......................................     334,321
             4,900  Phoenix Mecano AG (Bearer) (Manufacturer of housings and
                        components for computers) ...................................   2,407,099
                                                                                      -----------
                                                                                       12,540,518
                                                                                      -----------
TURKEY 0.6%
         1,593,000  Migros Turkey (Retailer) ........................................   1,605,246
                                                                                      -----------
UNITED KINGDOM 12.4%
           243,000  Brake Brothers PLC (Specialist supplier of frozen foods
                        to the catering industry) ...................................   2,994,170
           396,000  Cobham PLC (Manufacturer of aerospace components) ...............   3,831,963
               725  Creditanstalt Central Europe Fund (Investment company) (b) ......   1,317,872
           560,000  Hardy Oil & Gas PLC (Oil and gas exploration and development) ...   2,420,064
           485,000  N Brown Group PLC (Home shopping catalogue retailer) ............   3,327,465
           105,000  PowerGen PLC (Sponsored ADR) (Electric utility in the
                        United Kingdom) .............................................   3,517,500
           394,806  Provident Financial PLC (Personal finance group) ................   2,959,291
           475,000  Serco Group PLC (Facilities management company) .................   4,878,622

    The accompanying notes are an integral part of the financial statements.

[Logo] Scudder New Europe Fund, Inc.

Investment Portfolio (continued)
=================================================================================================
-------------------------------------------------------------------------------------------------
                                                                                      Market
            Shares                                                                   Value ($)
-------------------------------------------------------------------------------------------------
           204,285  Spirax-Sarco Engineering PLC (Manufacturer of products for control and management of steam and other industrial
                        fluids) .....................................................   2,438,995
           400,000  TLG PLC (Manufacturer and supplier of lighting equipment
                        and systems) ................................................     748,741
           785,100  Thistle Hotels PLC* (Hotel chain owner and operator) ............   2,134,105
            70,000  Tibbett and Britten Group PLC (Transportation services
                        for manufacturing and retail industries) ....................     732,058
           225,000  Watmoughs Holdings PLC (Printer of high quality newspaper
                        supplements, tabloids, catalogues and brochures) ............   1,519,864
                                                                                      -----------
                                                                                       32,820,710
                                                                                      -----------
UNITED STATES 0.4%
            85,000  Rofin-Sinar Technologies Inc.* (Manufacturer of laser products
                        used for cutting and welding) ...............................   1,041,250
                                                                                      -----------
                    Total Common Stocks (Cost $156,850,535) ......................... 247,138,105
                                                                                      -----------
-------------------------------------------------------------------------------------------------
                    Total Investment Portfolio - 100.0% (Cost $174,856,287) (a) ..... 265,666,548
                                                                                      ===========
-------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $175,203,128. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $90,463,420. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $95,767,625 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,304,205.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1996 aggregated $7,026,951. See Note A of the Notes to
    Financial Statements.
(c) Security trades in units; however, equivalent shares are represented in the investment portfolio.
 *  Non-income producing security.
    Sector breakdown of the Fund's equity securities is noted on page 8.

    The accompanying notes are an integral part of the financial statements.

[Logo] Scudder New Europe Fund, Inc.

Financial Statements
==============================================================================================
----------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
----------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $174,856,287) (Note A) .....              $265,666,548
Cash ...............................................................                        39
Receivables:
        Investments sold ...........................................                   718,350
        Dividends and interest .....................................                    91,293
        Foreign taxes recoverable ..................................                   388,051
        Other receivable ...........................................                   410,066
                                                                                  ------------
                Total assets .......................................               267,274,347
LIABILITIES
Payables:
        Investments purchased ......................................  $436,875
        Accrued management fee (Note C) ............................   260,453
        Other accrued expenses (Note C) ............................   158,289
                                                                      --------
                Total liabilities ..................................                   855,617
                                                                                  ------------
Net assets, at market value ........................................              $266,418,730
                                                                                  ============
NET ASSETS
Net assets consist of:
        Undistributed net investment income ........................              $    605,044
        Accumulated net realized loss ..............................                (4,784,335)
        Unrealized appreciation on:
                Investments ........................................                90,810,261
                Foreign currency related transactions ..............                    13,254
        Paid-in capital ............................................               179,774,506
                                                                                  ------------
Net assets, at market value ........................................              $266,418,730
                                                                                  ============
NET ASSET VALUE per share ($266,418,730 / 16,047,487 shares of common stock issued and outstanding, $.01 par value,
        100,000,000 shares authorized) .............................                    $16.60
                                                                                        ======


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo] Scudder New Europe Fund, Inc.

Financial Statements (Continued)
========================================================================================================
--------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Income:
                Dividends (net of foreign taxes withheld of $461,275) .....                  $ 3,486,174
                Interest ..................................................                      882,669
                                                                                             -----------
                                                                                               4,368,843
                                                                                             -----------
        Expenses:
                Management fee (Note C) ...................................  $ 2,805,909
                Custodian and accounting fees (Note C) ....................      428,666
                Directors' fees and expenses (Note C) .....................      120,737
                Reports to shareholders ...................................      110,174
                Auditing ..................................................       71,984
                Services to shareholders ..................................       34,349
                Legal .....................................................       15,792
                Other .....................................................       37,868       3,625,479
                                                                             -----------     -----------
        Net investment income .............................................                      743,364
                                                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) from:
                Investments ...............................................   10,455,947
                Foreign currency related transactions .....................      (92,583)     10,363,364
                                                                             -----------
        Net unrealized appreciation (depreciation) during the period on:
                Investments ...............................................   43,591,954
                Foreign currency related transactions .....................      (19,857)     43,572,097
                                                                             -----------     -----------
        Net gain on investment transactions ...............................                   53,935,461
                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                  $54,678,825
                                                                                             ===========


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

========================================================================================================
--------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------



                                                                          YEARS ENDED OCTOBER 31,
                                                                        -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                           1996             1995
--------------------------------------------------------------------------------------------------------
Operations:
        Net investment income .....................................     $    743,364     $    751,285
        Net realized gain from investment transactions ............       10,363,364       10,408,502
        Net unrealized appreciation on investment transactions
                during the period .................................       43,572,097       15,126,754
                                                                        ------------     ------------
Net increase in net assets resulting from operations ..............       54,678,825       26,286,541
                                                                        ------------     ------------
Reinvestment of distributions .....................................         (802,249)              --
                                                                        ------------     ------------
Net asset value of shares issued to shareholders in reinvestment
                of distributions ..................................           29,112               --
                                                                        ------------     ------------
INCREASE IN NET ASSETS ............................................       53,905,688       26,286,541
Net assets at beginning of period .................................      212,513,042      186,226,501
                                                                        ------------     ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
        income of $605,044 and $756,512, respectively) ............     $266,418,730     $212,513,042
                                                                        ============     ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .........................       16,044,970       16,044,970
Shares issued to shareholders in reinvestment of distributions ....            2,517               --
                                                                        ------------     ------------
Shares outstanding at end of period ...............................       16,047,487       16,044,970
                                                                        ============     ============


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo] Scudder New Europe Fund, Inc.

Financial Highlights
==================================================================================================
--------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND
OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------------------------
                                                                Years Ended October 31,
                                                     -------------------------------------------
                                                      1996      1995     1994     1993     1992
                                                     ------    ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ............    $13.24    $11.61   $10.72   $ 9.12   $10.12
                                                     ------    ------   ------   ------   ------
Income from investment operations:
    Net investment income .......................       .05       .05      .02      .03      .07
    Net realized and unrealized gain (loss)
      on investment transactions ................      3.36      1.58     0.87     1.83     (.77)
                                                     ------    ------   ------   ------   ------
Total from investment operations ................      3.41      1.63     0.89     1.86     (.70)
                                                     ------    ------   ------   ------   ------
Less distributions from:
    Net investment income .......................      (.05)       --       --     (.08)    (.15)
    Net realized gains on investment transactions        --        --       --     (.18)    (.13)
    Additional paid-in capital ..................        --        --       --       --     (.02)
                                                     ------    ------   ------   ------   ------
Total distributions .............................      (.05)       --       --     (.26)    (.30)
                                                     ------    ------   ------   ------   ------
Net asset value, end of period ..................    $16.60    $13.24   $11.61   $10.72   $ 9.12
                                                     ======    ======   ======   ======   ======
Market value, end of period .....................    $14.00    $10.25   $ 9.75   $10.25   $ 8.25
                                                     ======    ======   ======   ======   ======
TOTAL RETURN
Per share market value (%) ......................     37.18      5.13    (4.88)   28.25    (5.05)
Per share net asset value (%) (b) ...............     25.92     14.04     8.30    21.33    (6.65)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ..........       266       213      186      172      146
Ratio of operating expenses to average
    net assets (%) ..............................      1.51      1.62     1.67     1.72     1.76
Ratio of net investment income to average
    net assets (%) ..............................       .31       .39      .20      .33      .78
Portfolio turnover rate (%) .....................      35.3      32.4     43.2     32.7     25.7
Average commission rate paid (c) ................    $.0463     $  --    $  --    $  --    $  --

(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------

[Logo] Scudder New Europe Fund, Inc.
Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   -------------------------------

Scudder New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $5,744,287 (2.16% of net assets) and have been noted in the investment portfolio as of October 31, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

[Logo] Scudder New Europe Fund, Inc.
Notes to Financial Statements (continued)
================================================================================
--------------------------------------------------------------------------------

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $4,784,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2001, the expiration date, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

================================================================================
--------------------------------------------------------------------------------

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $78,350,352 and $78,990,517, respectively.

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets up to and including $75 million, 1.15% of such net assets on the next $125 million, and 1.10% of such net assets in excess of $200 million, computed and accrued daily and payable monthly. For the year ended October 31, 1996, the fee pursuant to such Management Agreement amounted to $2,805,909 which was equivalent to an annual effective rate of 1.17% of the Fund's average weekly net assets.

Effective November 29, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $144,228, of which $13,460 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $120,737, of which $18,460 was unpaid at October 31, 1996.

[Logo] Scudder New Europe Fund, Inc.
Report of Independent Accountants
================================================================================
--------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW EUROPE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Europe Fund, Inc., including the investment portfolio as of October 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Europe Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 16, 1996

[Logo] Scudder New Europe Fund, Inc.
Tax Information
================================================================================
--------------------------------------------------------------------------------


For its fiscal year ended October 31, 1996, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.07 per share (representing a total of $1,128,053. The total amount of taxes paid by the Fund to such countries was $.03 per share (representing a total of $461,275.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder New Europe Fund account, please call a Service Representative at 1-617-575-2900.

================================================================================

Other Information

Investment Manager

     The investment manager of Scudder New Europe Fund, Inc. is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

     Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

     In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities. The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder World Income Opportunities Fund, Inc., Scudder New Asia Fund, Inc., and The First Iberian Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

     We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gains distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment and Cash Purchase Plan (the "Plan") to build your investment. The Plan's features are more fully described on page 26.

Net Asset Value

     The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

     As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.

Shareholder Meeting Results

================================================================================

The Annual Meeting of Shareholders of the Fund was held on July 24, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of three Directors to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

       Director:                                  Number of Votes:
       ---------                                  ----------------

                                      For             Withheld          Broker Non-Votes*
                                      ---             --------          -----------------
Paul J. Elmlinger                13,224,809.895      250,384.358                0

Dr. Wilson Nolen                 13,222,159.685      253,034.568                0

Ladislas O. Rice                 13,223,688.181      251,506.072                0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1996.

                                Number of Votes:
                                ----------------

For                        Against            Abstain      Broker Non-Votes*
---                        -------            -------      -----------------

13,239,430.319            100,251.355       135,512.579          0

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash Purchase Plan

================================================================================

The Plan

     The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Participation in the Plan

     If you own shares in your own name, you can participate directly in the Plan. If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, you will automatically receive stock. If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

     If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

================================================================================

Participant Plan Accounts

     The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

     With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

     Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

     The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

     A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

     If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $3.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Europe Fund Dividend Reinvestment and Cash Purchase Plan, c/o First National Bank of Boston, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

MARY JOHNSTON EVANS
    Director

RICHARD M. HUNT
    Director

WILLIAM H. LUERS
    Director

DR. WILSON NOLEN
    Director

LADISLAS O. RICE
    Director

PAUL J. ELMLINGER*
    Director, Vice President and
    Assistant Secretary

JOAN R. GREGORY*
    Vice President

CAROL L. FRANKLIN*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Vice President and Secretary

PAMELA A. McGRATH*
    Vice President and Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.